Exhibit 10.19

Execution version Subscription Agreement between Chiesi Farmaceutici S.p.A., as the Investor and uniQure B.V., as the Company

SUBSCRIPTION AGREEMENT THIS SUBSCRIPTION AGREEMENT is made on 29 April 2013 BETWEEN: 1 Chiesi Farmaceutici S.p.A., a company organized under the laws of Italy, with its offices at Via Palermo, 26/A, 43122 Parma, Italy (the “Investor”); and 2 uniQure B.V., a private company with limited liability incorporated and existing under the laws of the Netherlands, having with its corporate seat at Amsterdam, the Netherlands and its registered address at Meibergdreef 61, 1105 BA Amsterdam Zuidoost, the Netherlands and registered with the trade register of the Chamber of Commerce for Amsterdam with registration number 54385229 (the “Company”). The Investor and the Company, hereinafter jointly referred to as the “Parties” and each of them individually as a “Party”. WHEREAS: (A) The investor and uniQure biopharma B.V. (a wholly-owned subsidiary of the Company) intend to enter into (i) a commercialisation agreement for the sale of Glybera® in Europe and certain other additional specified territories (the ‘Commercialisation Agreement”), and (ii) a co-development and license agreement in respect of a Hemophilia B gene therapy programme for certain European and other additional specified territories (the “Co- Development and License Agreement”). (B) Subject to the terms and conditions of this Agreement, the Parties have agreed that on Closing Date the Investor will subscribe for such number of new class C ordinary shares, with a nominal value of €0.01 each, in the capital of the Company as set out opposite the Investor’s name in Schedule 1 (the “Investor Shares”) for a subscription price of €2.52431 per Investor Share (the “Subscription Price”). (C) Immediately following the Closing, the Investor Shares will represent not less than 8.75% of the share capital of the Company, including dilution arising from existing warrants and share options. (D) Before Closing, the Company shall obtain approval by the Company’s shareholders meeting, in which it is resolved (i) to amend the Company’s articles of association, (ii) to issue the Investor Shares to the Investor against the Subscription Price per Investor Share on the terms as set forth in this Agreement, and (iii) to exclude the pre-emptive rights of the existing shareholders of the Company in relation to such share issuance. AGREE AS FOLLOWS: 1 Interpretation 1.1 Unless explicitly stated otherwise, the following terms shall have the following meaning (and grammatical variations of such terms shall have corresponding meanings) in this Agreement: “Agreement” means this subscription agreement including the recitals and the Schedules thereto;

“Closing Date” means the date on which the Closing occurs, which shall be on the third business day following the date of this Agreement or such later date that the Company shall reasonably determine, and in any event not later than 30 June 2013; “Closing” means the consummation of the transactions set out in clause 2 in accordance with clause 4; “Company” as defined above; “Company Warranties” means the representations and warranties made by the Company to the Investor contained in Schedule 2; “Encumbrance” means any right of pledge, mortgage, usufruct, retention of title or other security interest whatsoever and any arrest, charge, attachment, option or lien or any similar concept that limits free and unrestricted title and/or use, under any applicable law; “Investor” as defined above; “Investor Warranties” means the representations and warranties made by the Investor to the Company contained in Schedule 3; “Investor Shares” has the meaning ascribed to it in recital (B); “Notary” means Mr P.H.N. Quist or his substitute, civil law notary at the offices of Stibbe N.V. in Amsterdam, The Netherlands; “Notary’s Account” has the meaning ascribed to it in clause 4.2; “Parties” as defined above; “Schedule” means a schedule to this Agreement; “Share Issue Deed” means the notarial share issue deed to be executed in connection with the effectuation of the issuance of the Investor Shares; “Shares” means class A, class B or class C ordinary shares in the capital of the Company with a nominal value of €0.01 each, outstanding from time to time; and “Subscription Price” has the meaning ascribed to it in recital (B). 1.2 In this Agreement, a reference to: 1.2.1 singular words shall include the plural and vice versa and words in a particular gender shall include all genders, unless the context requires otherwise; 1.2.2 the word “include” or “including” are used to indicate that the matters listed are not a complete enumeration of all matters covered, unless the contrary is specifically stated; 1.2.3 the words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision thereof; 1.2.4 a clause or a schedule is a reference to a clause or schedule of the actual agreement, or, if specifically mentioned, to a clause to the Investor Warranties or the Company Warranties; and

1.2.5 a person includes a reference to a body corporate, association or partnership. L.  4 1.3  In this Agreement, clause headings are inserted for convenience purposes only. They shall not affect the construction or interpretation of this Agreement. 1.4  In case of conflict between or inconsistency of the provisions of the actual agreement and the contents of the Schedules, the provisions of the actual agreement shall prevail. 1.5  The English language used in this Agreement intends to describe Dutch legal concepts only and the consequences of the use of this language in English law or any other law shall be disregarded. In case of conflict between Dutch legal concepts mentioned between brackets and/or in italics in this Agreement and the English translation thereof as used in this Agreement. the Dutch text, and its meaning thereof under Dutch law, will prevail. 2  Subscription and Issue 2.1  Subject to the terms and conditions of this Agreement, and in reliance on the Company Warranties, the Investor hereby agrees to subscribe for the Investor Shares on the Closing Date against payment of the Subscription Price per Investor Share in accordance with clause 4. 2.2  Subject to the terms and conditions of this Agreement, and in reliance on the Investor Warranties, the Company hereby agrees to issue the Investor Shares subscribed for by the Investor on the Closing Date against receipt of the aggregate Subscription Price for such Investor Shares in accordance with clause 4. 3  Conditions Precedent The obligations of (a) the Investor to subscribe for the Investor Shares in accordance with clause 2.1 above, and (b) of the Company to issue the Investor Shares in accordance with clause 2.2 above, shall each be subject to the following conditions precedent (“opschortende voorwaarden”) (the “Conditions Precedent”): (a)  the Investor and uniQure biopharma B.V. having entered into the Commercialization Agreement and such agreement having become unconditional in all respects; and (b)  the Investor and uniQure biopharma B.V. having entered into the Co- Development and License Agreement and such agreement having become unconditional in all respects. 4  Closing 4.1  Upon fulfilment, or waiver, of the Conditions Precedent, Closing shall take place on the Closing Date at the offices of the Notary, or at such other place the Parties may agree. 4.2  No later than two business days prior to the Closing Date, the Investor shall pay the aggregate Subscription Price for the Investor Shares it has subscribed for, to be paid in full, without any deductions or set-off, by wire transfer and in immediately available funds to the trust account of the office of the Notary, bank account number 69.64.62.672 in the name of Stibbe Derdengelden Notariaat with ING Bank N.V.(IBAN: NL79 INGB 0696 4626 72 and BIC INGBNL2A (the “Notary’s Account”). 4.3  At Closing, after having received the confirmation from the Notary that the Subscription Price for the Investor Shares that the Investor has subscribed for has been paid in full without any deductions or set-off in immediately available funds on the Notary’s Account, the Investor and the Company shall execute the Share Issue Deed in order to effectuate the issuance of the Investor Shares.   Warranties 5.1  The Company represents and warrants to the Investor that each of the Company Warranties is true and correct on the date hereof and shall be true and correct on the Closing Date. 5.2  The Investor represents and warrants to the Company that in respect of the Investor each of the Investor Warranties is true and correct on the date hereof and shall be true and correct on the Closing Date. 5.3  In the event of a breach of any of the Company Warranties or the Investor Warranties, the defaulting Party shall pay an amount necessary to compensate the damages of the other Party to whom the warranties are given, which shall not include any consequential loss suffered by such Party. 5.4  The Parties understand and acknowledge that in relation to the subscription no prospectus shall be prepared nor made available, and that the Investor Shares are unlisted securities which shall not, at this time, be listed on any recognised investment exchange. 6  Confidentiality Each Party undertakes not to disclose the existence of this Agreement or to divulge any part of its contents to any third party, other than as a necessary result of the exercise of any rights under this Agreement or if obliged to do so by applicable securities or other law or competent regulatory authorities, provided, however, that the Company may make a public announcement regarding the transactions contemplated by this Agreement in a form to be agreed with the Investor, such agreement not to be unreasonably withheld. 7  Binding effect; assignment 7.1  All the terms, provisions, representations, warranties, covenants and conditions of this Agreement shall only be binding upon and inure to the benefit of and be enforceable by the Parties hereto after this Agreement has been signed by all Parties. 7.2  Except as expressly set out otherwise, this Agreement and any rights and obligations of the Investor hereto cannot be assigned or delegated by the Investor to a third party without the prior written consent of the Company. 8  Dissolution and partial invalidity 8.1  Each of the Parties hereby waives the right, and each of the Parties accepts the same, to cancel (opzeggen), to dissolve or bring an action to dissolve this Agreement (ontbinding) and/or to annul or bring an action to annul this Agreement (vernietiging) or alter this Agreement on the basis of unforeseen circumstances (onvoorziene omstandigheden) or suspend (opschorten) any of the obligations assumed hereunder as from the moment of its execution. 8.2  In the event that one or more clauses of this Agreement or of the Schedules would appear to be non-binding, the other clauses of this Agreement and of the Schedules will continue to be effective. The Parties are obliged to replace the non-binding clauses with other clauses that are binding, in such a way that the new clauses differ as little as possible from the non-binding clauses, taking into account the object and the purpose of this Agreement. 9  Entire agreement This Agreement contains all arrangements which the Parties have made on the subject hereof and thereof. They shall take the place of all other (previous) arrangements and agreements, which any of the Parties have made or have entered into on the subject hereof and thereof. 10  Expenses Each of the Parties hereto shall pay its own expenses incurred or to be incurred in connection with this Agreement. 11  Notices 11.1 As long as the Investor does not give notice to the Company of any other address, all announcements or notices by the Company to the Investor will be done in writing or by telefax (but in the case of a telefax immediately confirmed in writing) to the Investor’s address mentioned in Schedule 1. 11.2 All announcements or notices by the Investor to the Company will be done in writing or by telefax (but in the case of a telefax immediately confirmed in writing) to: uniQure B.V. Attn: the Executive Board P.O. Box 22506 1100 DA Amsterdam The Netherlands Per fax: +31 20 566 9272 12  Governing law and jurisdiction 12.1 This Agreement and any non-contractual obligations arising there from or connected with it shall be governed by, and construed in accordance with, the laws of the Netherlands and the courts of Amsterdam, the Netherlands shall have exclusive jurisdiction in respect of any disputes relating to it. 12.2 This Agreement may be executed in any number of counterparts and each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original, but taken together, they shall constitute one instrument. Thus executed on the day and year first above written. [signature page to follow]

uniQure B.V.

I/A

Name: Jörn Aldag
Title: Executive Director

J. Prensting
VP, Business Development

Chiesi Farmaceutici S.p.A.

Name: Mr. Alberto Chiesi
Title: President

uniQure B.V.

Name: Piers Morgan
Title: Executive Director

Chiesi Farmaceutici S.p.A.

Name: Mr. Ugo Di Francesco
Title: CEO

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Investor  Number of Investor Shares Aggregate Subscription Price Chiesi Farmaceutici S.p.A. 5,546,070 € 14,000,000  Unless the Investor gives notice to the Company of another address in accordance with clause 11 of the Agreement, all announcements or notices to the Investor shall be done in accordance with clause 11 of the Agreement to the following address: Chiesi Farmaceutici S.p.A. Attn: CEO Via Palermo, 26/A, 43122 Parma Italy Per fax: +39 0521 774468

SCHEDULE 2 — 1.COMPANY WARRANTIES The Company has been duly incorporated and is validly existing as a private company with limited liability under the laws of the Netherlands and has all requisite power to carry on its business as presently conducted. 2  The Company has not been dissolved and no resolution to dissolve the Company has been adopted. The Company has not been granted a moratorium of payment or been declared bankrupt. 3  The Company has full power and authority (corporate or otherwise) to enter into, execute, deliver and carry out the terms of the Agreement and to incur its obligations provided for herein, all of which have been duly authorised by all necessary corporate action and is not in violation of its articles of association or governing documents. 4  No consent, authorisation or approval of, filing with, notice to. or exemption by, any person or any governmental authority is required to authorise or is required in connection with the execution, delivery and performance by the Company of the Agreement, or is required as a condition to the validity or enforceability of the Agreement. 5  The Agreement constitutes legal and binding obligations for the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganisation or other similar laws affecting the enforcement of the creditors’ rights generally or by general principles of equity. 6  The Investor Shares are duly authorised and, when issued and paid for in accordance with the Agreement, (i) the investor Shares will be duly and validly issued, fully paid and nonassessable, (ii) the Investor Shares will form a new class of ordinary shares, which shall have the same dividend and voting rights as all of the other Shares (iii) issuance of the Investor Shares will not be subject to pre-emptive rights, (iv) the Investor will acquire full ownership of the Investor Shares, free and clear of any Encumbrance, and (v) immediately following the Closing, the Investor Shares will represent not less than 8.75% of the share capital of the Company, including dilution arising from existing warrants and share options.

SCHEDULE 3 — INVESTOR WARRANTIES 1  The Investor has been duly incorporated and is validly existing as a company under the laws of Italy. 2  The Investor has not been dissolved and no resolution to dissolve the Investor has been adopted. The Investor has not been granted a moratorium of payment or been declared bankrupt. 3  The Investor has full power and authority (corporate or otherwise) to enter into, execute, deliver and carry out the terms of the Agreement and to incur its obligations provided for herein, all of which have been duly authorised by all necessary corporate action and is not in violation of its articles of association or governing documents. 4  Except as specifically set forth in the Agreement, no consent, authorisation or approval of, filing with, notice to, or exemption by, any person or any governmental authority is required to authorise or is required in connection with the execution, delivery and performance by the Investor of the Agreement, or is required as a condition to the validity or enforceability of the Agreement. 5  The Agreement constitutes legal and binding obligations for the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganisation or other similar laws affecting the enforcement of the creditors’ rights generally or by general principles of equity. 6  The Investor is not a person located in the United States and is eligible to participate in an “offshore transaction”, as defined in Regulation S under the US Securities Act of 1933. as amended (the “Securities Act”), conducted in accordance with Regulation S under the Securities Act and the Investor Shares were not offered to it by means of “directed selling efforts” as defined in Regulation S promulgated under the Securities Act. 7  The Investor is a qualified investor in the meaning of Directive 2003/71/EC of the European Parliament and of the European Council of 4 November 2003, as amended by Directive 2010/73/EU. 8  The Investor understands that the Investor Shares are being offered in a transaction not involving any (public) offering in the United States within the meaning of the Securities Act and that the Investor Shares are not being and will not be registered under the Securities Act or under any securities laws of any state or other jurisdiction of the United States and may not be offered, sold, resold, taken up, exercised, renounced, transferred or delivered, directly or indirectly, within the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and in compliance with any applicable securities laws of any state or other jurisdiction of the United States. 9  The Investor understands that nothing in the Agreement or any other information presented to the Investor in connection with the subscription and sale of the Investor Shares constitutes legal, tax or investment advice. 10  The Investor understands that the Investor Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and it agrees that for so long as such securities are “restricted securities” (as so defined), they may not be deposited into any unrestricted depositary facility established or maintained by any depositary bank.

11  As long as the Investor Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Investor will not reoffer, resell, pledge or otherwise transfer the Investor Shares, except in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act (which, for the avoidance of doubt, includes a sale over Euronext Amsterdam) or some other available exemption from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state or other jurisdiction of the United States.